Exhibit 99
Direct General Corporation (Nasdaq: DRCT) Piper Jaffray Financial Services Conference March 20-21, 2006

DIRECT GENERAL CORPORATION [Nasdaq: DRCT] Company Strategy Founded April 1991 by current Chairman and CEO William C. Adair, Jr. Control the customer relationship by Eliminating the independent agent Selling directly to the customer through neighborhood sales offices Utilize premium financing as marketing tool by Providing the lowest down payments in the industry Offering unique payments that fit our customers needs Capture all of the revenues traditionally retained by the independent agent Direct General Corporation common stock Initial public offering in August 2003 Secondary offering in March 2004 Stock Information Ticker -------- DRCT Exchange ----- NASDAQ Shares outstanding 20.3 million Estimated public float 12 million Market Cap 3-16-2006 $348 million

TRADITIONAL BUSINESS MODEL Used by most nonstandard auto insurers Independent Agent Contractually Controls the Customer Relationship Determines which Insurance Company will receive the business Independent Agent captures much of the ancillary revenues Insurance Company competes largely on premium rates commissions paid to independent agent Insurance Company operates under a largely variable cost distribution structure Independent Agent Auto Insurance Company Life Insurance Company Other Insurance Company Premium Finance Company Premium Finance Company Customer

DIRECT GENERAL BUSINESS MODEL We control the customer relationship Captures virtually all sources of revenue Insurance premiums Premium finance and billing fees Agency and other fees Other insurance and non-insurance revenues Multiple competitive pricing options Down payment Unique payment plans Premium rate Largely fixed cost distribution through salaried employee agents Leveraging cost structure by introducing new products Vehicle protection plan (1998) Term life insurance (1999) Direct prepaid Visa card (2004) Direct Cash Advance (2004) Historically low expense ratios compared to the industry Customer Agency Premium Finance Company Insurance Company The Direct Difference! We Own it all!

BUSINESS MODEL STRENGTHS - SIGNIFICANT ANCILLARY INCOME Most customers purchase multiple products/services GWP - Auto GWP - Life Premium Finance Income Commission & Service Fee Income Net Investment Income 2005 433 20 44.4 46.8 14.8

NEW ANCILLARY PRODUCTS Direct Prepaid Visa All customers calling for insurance quotes are advised of the new product offering Well received by our customers Over 275,000 cards issued to date Over $33 million in loads and gross revenues of $2.3 million in 2005 Direct Cash Advance Significant overlap of customers Increases store traffic and potential customer base Market is rapidly expanding Borrowers in the upper tier of Direct policyholders Subject to regulatory approval, full implementation in our states that have enabling legislation our states that have enabling legislation our states that have enabling legislation our states that have enabling legislation our states that have enabling legislation our states that have enabling legislation our states that have enabling legislation our states that have enabling legislation our states that have enabling legislation our states that have enabling legislation our states that have enabling legislation our states that have enabling legislation our states that have enabling legislation our states that have enabling legislation our states that have enabling legislation

HISTORICAL REVENUE GROWTH 1999 2000 2001 2002 2003 2004 2005 Gross Premiums Written 204.1 230.9 293.2 403.4 520.4 590.5 558.9 $293.2 $403.4 Gross Revenues $520.4 Growth Rate 27% 38% 29% 14% (5.4%) $590.5 $558.9 $ in Millions

1998 1999 2000 2001 2002 2003 2004 2005 (*) HISTORICAL GROSS LOSS & LAE RATIO *Includes 1.5 points related to Hurricane Katrina

EARNINGS GROWTH (1) Pro forma for the effect of the write-off of balances recoverable from Reliance Insurance Company in the 4th quarter of 2001. 1Q01 2Q01 3Q01 (1) 4Q01 1Q02 2Q02 3Q02 4Q02 (2) 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 Operating Income 0.6 0.5 2.3 4.4 4.6 5.8 7 13.6 9.8 10.134 11.7 11.4 15 16 14.3 1999 2000 2001 (1) 2002 2003 2Q02 6M03 2004 2005 Operating Income 7.4 -1.7 7.8 31 43.1 10.371 19.9 54 39 Net Income $ in Millions

OUR RESPONSE TO CHANGING COMPETITION Remain focused on our expansion efforts in Texas, Missouri and Virginia ($6.0 billion market opportunity) Continue to capitalize on our business model Neighborhood sales offices Multiple payment plans and attractive down payments Competitive insurance rates and fee structures Introduction of additional ancillary products Introduction of other insurance products Evaluate and implement alternative distribution channels Expand our Internet sales capabilities Allow our customers to operate entirely through the mail Develop a broader multi-media advertising approach Enhanced quality of ads and more targeted advertising Expanding TV advertising hours to be in line with call center hours Expanding efforts at the grass roots level Enhance automobile pricing sophistication Develop more tier pricing through use of generalized linear modeling (GLM) Consider expanded use of credit scoring for both insurance pricing and determination of premium finance down payments Expand call center hours until 10:00 PM

LONG TERM GROWTH OPPORTUNITIES New state expansion opportunities Purchased a 39 State Licensed P&C company shell $18 billion* additional market opportunity Organic sales office growth Agency acquisitions Successfully integrated 14 acquired agencies representing over 250 sales offices New product opportunities Renter's contents and Homeowner's / Low Value Dwelling Insurance Boat, Motorcycle and Personal Watercraft Insurance Continued exploration of new financial services products Alternative Distribution Channels Internet Phone Sales *Market size compiled from data provided by A.M. Best Company for year ended December 31, 2004